SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 15, 2002
                                                   ------------


                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             0-2315                                       11-2125338
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


     101 Merritt Seven, Norwalk, CT                         06851
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code     (203) 849-7800
                                                       --------------


Item 4.  Changes in Registrant's Certifying Accountant.

         On May 14, 2002 the Audit Committee of the Board of Directors of EMCOR Group, Inc. (the "Company") decided, with the approval of the Company's Board of Directors, that effective May 15, 2002 the Company would no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and that as of May 15, 2002 Ernst & Young LLP, certified public accountants, would be appointed as the Company's independent public accountants for 2002, subject to ratification by stockholders.

         The reports of Arthur Andersen on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through May 15, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference thereto in connection with its report on the

         Company's consolidated financial statements for such years; and there were no reportable events as such term is used in Item 304(a) (1) (v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years and through May 15, 2002, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2)
         (i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit 16    Letter from Arthur Andersen LLP to the      Filed with
                       Securities and Exchange Commission          this document
                       Dated May 15, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 EMCOR GROUP, INC.


Date:  May 15, 2002                              By: /s/ Mark A. Pompa
                                                     ------------------------
                                                 Name: Mark A. Pompa
                                                       Vice President
                                                       and Controller



                                  EXHIBIT INDEX

Exhibit
Number      Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission Dated May 15, 2002